Exhibit 10.4
NON-QUALIFIED STOCK OPTION AGREEMENT
          THIS AGREEMENT, entered into on July 1, 2002 (the “Grant Date”), is made by and between Catalyst Pharmaceutical Partners, Inc., a Florida corporation (“Catalyst”) and Patrick J. McEnany, an employee of Catalyst, hereinafter referred to as “Optionee”:
          WHEREAS, Catalyst is desirous of increasing the incentive of the Optionee whose contributions are important to the continued success of Catalyst.
          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, Catalyst hereby grants the Optionee the Non-qualified Stock Option provided for herein, upon the following terms and conditions:
ARTICLE I
DEFINITIONS
          Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.
Section 1.1 Board
          “Board” shall mean the Board of Directors of Catalyst.
Section 1.2 Cause
          “Cause” shall mean (i) failure or refusal of the Optionee to perform the duties and responsibilities that Catalyst requires to be performed by him, (ii) gross negligence or willful misconduct by the Optionee in the performance of his duties, (iii) commission by the Optionee of an act of dishonesty affecting Catalyst, or the commission of an act constituting common law fraud or a felony, or (iv) the Optionee’s commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to Catalyst; provided, however, that if the Optionee and Catalyst have entered into an employment agreement which defines “cause” for purposes of such agreement, “cause” shall be defined in accordance with such agreement. The Committee, in its sole and absolute discretion, shall determine whether a termination of employment is for Cause.
Section 1.3 Common Stock
          “Common Stock” shall mean the common stock of Catalyst, par value $.01 per share.

Section 1.4 Code
          “Code” shall mean the Internal Revenue Code of 1986, as amended.
Section 1.5 Committee
          “Committee” shall mean the Compensation Committee of the Board, or another committee of the Board, to administer the grant of Options.
Section 1.6 Director
          “Director” shall mean a member of the Board.
Section 1.7 Exchange Act
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
Section 1.8 Fair Market Value
          “Fair Market Value” of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares of Common Stock were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred; (b) if Common Stock is not traded on an exchange but is quoted on The Nasdaq National Market, The Nasdaq SmallCap Market or a successor quotation system, the last sales price for the Common Stock on the trading day previous to such date as reported by The Nasdaq National Market, The Nasdaq SmallCap Market or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on The Nasdaq National Market, The Nasdaq SmallCap Market or a successor quotation system, the fair market value of a share of Common Stock as established by the Committee acting in good faith.
Section 1.9 Grant Date
          “Grant Date” shall mean November 1, 2002.
Section 1.10 Option
          “Option” shall mean the non-qualified stock option to purchase Common Stock of Catalyst granted under this Agreement.
Section 1.11 Rule 16b-3
          “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.12 Securities Act
          “Securities Act” shall mean the Securities Act of 1933, as amended.
Section 1.13 Stock Option Administrator
          “Stock Option Administrator” shall mean the officer designated, from time to time, by the Committee to serve as the Stock Option Administrator and any agents of the Stock Option Administrator.
Section 1.14 Termination of Employment
          “Termination of Employment” shall mean the time when the employee-employer relationship between the Optionee and Catalyst is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of the Optionee by Catalyst, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by Catalyst with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment. Notwithstanding any other provision of this Agreement, Catalyst has an absolute and unrestricted right to terminate the Optionee’s employment at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.
ARTICLE II
GRANT OF OPTION
Section 2.1 Grant of Option
          In consideration of the Optionee’s agreement to remain in the employ of Catalyst and for other good and valuable consideration, on the date hereof Catalyst irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of 250,000 shares of its Common Stock upon the terms and conditions set forth in this Agreement.
Section 2.2 Purchase Price
          The purchase price of the shares of Common Stock covered by the Option shall be $1.00 per share without commission or other charge.

Section 2.3 Consideration to Catalyst
          In consideration of the granting of this Option by Catalyst, the Optionee agrees to render faithful and efficient services to Catalyst, with such duties and responsibilities as Catalyst shall from time to time prescribe. Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of Catalyst, or as a director of Catalyst, or shall interfere with or restrict in any way the rights of Catalyst, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause.
ARTICLE III
PERIOD OF EXERCISABILITY
Section 3.1 Commencement of Exercisability
          (a) Subject to subsection (b) and Sections 3.3 and 3.4, the Option shall become exercisable in cumulative installments as follows:
          (i) The first installment shall consist of one-third of the shares of Common Stock covered by the Option and shall become exercisable on the six month anniversary of the Grant Date.
          (ii) The second installment shall consist of one-third of the shares of Common Stock covered by the Option and shall become exercisable on the eighteen month anniversary of the Grant Date.
          (iii) The third installment shall consist of one-third of the shares of Common Stock covered by the Option and shall become exercisable on the twenty-four month anniversary of the Grant Date.
          (b) Except as provided in Section 3.4(b) below, no portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.
Section 3.2 Duration of Exercisability
          The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.
Section 3.3 Expiration of Option
          The Option may not be exercised to any extent by anyone after the first to occur of the following events:
          (a) The expiration of ten (10) years from the date the Option was granted; or

          (b) The expiration of ninety (90) days from the date of the Optionee’s Termination of Employment, unless such Termination of Employment results from his death, his disability (within the meaning of Section 22(e)(3) of the Code) or his being discharged for Cause; or
          (c) The date specified in Section 3.3(a) above in the event that the Optionee’s Termination of Employment results from his death; or
          (d) The expiration of one (1) year from the date of the Optionee’s Termination of Employment in the event such Termination of Employment results from his disability (within the meaning of Section 22(e)(3) of the Code); or
          (e) The date of Optionee’s Termination of Employment, as applicable, in the event that the Termination of Employment results from his being discharged for Cause.
Section 3.4 Acceleration of Exercisability
          In the event of the Optionee’s Termination of Employment due to the Optionee’s death, notwithstanding any vesting schedule provided for hereunder, this Option shall become immediately vested and, to the extent applicable, exercisable for such period of time specified in Section 3.3(a).
ARTICLE IV
EXERCISE OF OPTION
Section 4.1 Persons Eligible to Exercise
          During the lifetime of the Optionee, only the Optionee, or any person to whom the Option may be transferred pursuant to Section 6.2 below, may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.
Section 4.2 Partial Exercise
          Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one hundred (100) shares of Common Stock (or the minimum installment set forth in Section 3.1, if a smaller number of shares of Common Stock) and shall be for whole shares only.

Section 4.3 Manner of Exercise
          The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Stock Option Administrator or an agent of the Stock Option Administrator, as designated by the Committee from time to time, of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:
          (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion; and
     (b)      (i) payment in cash or in cash equivalents equal to the product of the per share exercise price times the number of shares of Common Stock with respect to which the option or portion is being exercised (the “Aggregate Exercise Price”);
          (ii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, through the tender to Catalyst of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise;
          (iii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, by delivering a written direction to Catalyst that the Option be exercised pursuant to a “cashless” exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to Catalyst by a broker upon receipt of stock certificates from Catalyst) or a “cashless” exercise/loan procedure (pursuant to which the participants would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to Catalyst whereby the stock certificate or certificates for the             shares of Common Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to Catalyst cash (or cash equivalents acceptable to Catalyst) equal to the purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that Catalyst may, in its judgment, be required to withhold with respect to the exercise of the Option;
          (iv) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, by the delivery of a promissory note of the participant to Catalyst on such terms as the Committee shall specify in its sole and absolute discretion; or
          (v) by a combination of the methods described in clauses (i), (ii), (iii) and (iv).
          (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of Common Stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify Catalyst against and hold it free and harmless from any loss, damage, expense or liability resulting to Catalyst if any sale or distribution of the shares of Common Stock by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares of Common Stock acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares of Common Stock to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and
          (d) Full payment to Catalyst (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and
          (e) In the event the Option or any portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.
Section 4.4 Conditions to Issuance of Stock Certificates
          The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by Catalyst. Such shares of Common Stock shall be fully paid and nonassessable. Catalyst shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:
          (a) The admission of such shares of Common Stock to listing on all stock exchanges on which such class of stock is then listed; and
          (b) The completion of any registration or other qualification of such shares of Common Stock under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and
          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The receipt by Catalyst of full payment for such shares of Common Stock, including payment of all amounts which, under federal, state or local tax law, Catalyst (or other employer corporation) is required to withhold upon exercise of the Option; and
          (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.
Section 4.5 Rights as Shareholder
          The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of Catalyst in respect of any shares of Common Stock purchasable upon the exercise of any part of the Option unless and until certificates representing such shares of Common Stock shall have been issued by Catalyst to such holder.
ARTICLE V
EFFECT OF CHANGES IN CAPITALIZATION
Section 5.1 Recapitalization
          If the outstanding shares of Common Stock of Catalyst are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Catalyst by reason of any recapitalization, reclassification, reorganization (other than as described in Section 5.2 below), stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of Catalyst, or other increase or decrease in such shares effected without receipt of consideration by Catalyst, an appropriate and proportionate adjustment shall be made by the Committee in the number and kind of shares of Common Stock issuable upon exercise of this Option, and in the purchase price per share of this Option.
Section 5.2 Reorganization or Change in Control
          In the event of a Reorganization (as defined below) of Catalyst or a Change in Control (as defined below) of Catalyst, this Option shall become immediately vested and, to the extent applicable, exercisable for such period of time specified in Section 3.3(a). For purposes of this Agreement a “Reorganization” of an entity shall be deemed to occur if such entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin-off, split-off, split-up or similar transaction; provided, however, that the transaction shall not be a Reorganization if Catalyst, any parent or any subsidiary is the surviving entity. For purposes of this Agreement, a “Change in Control” shall be deemed to occur if any person or group of persons shall acquire direct or indirect beneficial ownership (whether as a result of stock ownership, revocable or irrevocable proxies or otherwise) of securities of an entity, pursuant to one or more transactions, such that after consummation and as a result of such transaction, such person has direct or indirect beneficial ownership of 50% or more of the total combined voting power of the Common Stock. For purposes of this Agreement, a “person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than a parent or subsidiary, and “beneficial ownership” shall be determined in accordance with Rule 13d-3 under the Exchange Act.
Section 5.3 Dissolution or Liquidation
          Upon the dissolution or liquidation of Catalyst, this Option shall terminate. In the event of any termination of this Option under this Section 5.3, Optionee shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise this Option in whole or in part, whether or not this Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Article III above.
Section 5.4 Adjustments
          Adjustments under this Article V related to stock or securities of Catalyst shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.
Section 5.5 No Limitations
          The grant of this Option hereunder shall not affect or limit in any way the right or power of Catalyst to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

ARTICLE VI
OTHER PROVISIONS
Section 6.1 Administration
          All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, Catalyst and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.
Section 6.2 Option Not Transferable
          This Option shall not be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution; provided, however, that this Option may be transferred or assigned to (i) family members or entities (including trusts) established for the benefit of the Optionee or the Optionee’s family members or (ii) any other person, as permitted by applicable securities law. Any Option assigned or transferred pursuant to this Section 6.2 shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer; provided, however, that any Option transferred for value may not be exercised under any Registration Statement on Form S-8 and upon exercise of such transferred Option the holder will only be entitled to receive shares of restricted stock that have not been registered under the Securities Act of 1933.
Section 6.3 Shares to Be Reserved
          Catalyst shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.
Section 6.4 Notices
          Any notice to be given under the terms of this Agreement to Catalyst shall be addressed to Catalyst in care of the officer designated as the Stock Option Administrator from time to time, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 6.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed Catalyst of his status and address by written notice under this Section 6.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United

States Postal Service; provided, however, that any notice to be given by the Optionee relating to the exercise of the Option or any portion thereof shall be deemed duly given upon receipt by the Stock Option Administrator or his office.
Section 6.5 Titles
          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
Section 6.6 Construction
          This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Florida without regard to conflicts of laws thereof.
Section 6.7 Conformity to Securities Laws
          The Optionee acknowledges that this Agreement is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, the applicable exemptive conditions of Rule 16b-3. Notwithstanding anything herein to the contrary, the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
Section 6.8 Amendments
          This Agreement may be amended without the consent of the Optionee provided that such amendment would not impair any rights of the Optionee under this Agreement. No amendment of this Agreement shall, without the consent of the Optionee, impair any rights of the Optionee under this Agreement.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

CATALYST PHARMACEUTICAL PARTNERS, INC.
By:	/s/ Hubert Huckel
	Name:	Hubert Huckel
	Title:	Chairman

/s/ Patrick J. McEnany
Optionee

NON-QUALIFIED STOCK OPTION AGREEMENT
          THIS AGREEMENT, entered into on March 4, 2005 (the “Grant Date”), is made by and between Catalyst Pharmaceutical Partners, Inc., a Florida corporation (“Catalyst”) and Patrick J. McEnany, an employee of Catalyst, hereinafter referred to as “Optionee”:
          WHEREAS, Catalyst is desirous of increasing the incentive of the Optionee whose contributions are important to the continued success of Catalyst.
          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, Catalyst hereby grants the Optionee the Non-qualified Stock Option provided for herein, upon the following terms and conditions:
ARTICLE I
DEFINITIONS
          Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.
Section 1.1 Board
          “Board” shall mean the Board of Directors of Catalyst.
Section 1.2 Cause
          “Cause” shall mean (i) failure or refusal of the Optionee to perform the duties and responsibilities that Catalyst requires to be performed by him, (ii) gross negligence or willful misconduct by the Optionee in the performance of his duties, (iii) commission by the Optionee of an act of dishonesty affecting Catalyst, or the commission of an act constituting common law fraud or a felony, or (iv) the Optionee’s commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to Catalyst; provided, however, that if the Optionee and Catalyst have entered into an employment agreement which defines “cause” for purposes of such agreement, “cause” shall be defined in accordance with such agreement. The Committee, in its sole and absolute discretion, shall determine whether a termination of employment is for Cause.
Section 1.3 Common Stock
          “Common Stock” shall mean the common stock of Catalyst, par value $.01 per share.

Section 1.4 Code
          “Code” shall mean the Internal Revenue Code of 1986, as amended.
Section 1.5 Committee
          “Committee” shall mean the Compensation Committee of the Board, or another committee of the Board, to administer the grant of Options.
Section 1.6 Director
          “Director” shall mean a member of the Board.
Section 1.7 Exchange Act
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
Section 1.8 Fair Market Value
          “Fair Market Value” of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares of Common Stock were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred; (b) if Common Stock is not traded on an exchange but is quoted on The Nasdaq National Market, The Nasdaq SmallCap Market or a successor quotation system, the last sales price for the Common Stock on the trading day previous to such date as reported by The Nasdaq National Market, The Nasdaq SmallCap Market or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on The Nasdaq National Market, The Nasdaq SmallCap Market or a successor quotation system, the fair market value of a share of Common Stock as established by the Committee acting in good faith.
Section 1.9 Grant Date
          “Grant Date” shall mean March 4, 2005.
Section 1.10 Option
          “Option” shall mean the non-qualified stock option to purchase Common Stock of Catalyst granted under this Agreement.
Section 1.11 Rule 16b-3
          “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

2

Section 1.12 Securities Act
          “Securities Act” shall mean the Securities Act of 1933, as amended.
Section 1.13 Stock Option Administrator
          “Stock Option Administrator” shall mean the officer designated, from time to time, by the Committee to serve as the Stock Option Administrator and any agents of the Stock Option Administrator.
Section 1.14 Termination of Employment
          “Termination of Employment” shall mean the time when the employee-employer relationship between the Optionee and Catalyst is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of the Optionee by Catalyst, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by Catalyst with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment. Notwithstanding any other provision of this Agreement, Catalyst has an absolute and unrestricted right to terminate the Optionee’s employment at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.
ARTICLE II
GRANT OF OPTION
Section 2.1 Grant of Option
          In consideration of the Optionee’s agreement to remain in the employ of Catalyst and for other good and valuable consideration, on the date hereof Catalyst irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of 250,000 shares of its Common Stock upon the terms and conditions set forth in this Agreement.
Section 2.2 Purchase Price
          The purchase price of the shares of Common Stock covered by the Option shall be $1.00 per share without commission or other charge.

3

Section 2.3 Consideration to Catalyst
          In consideration of the granting of this Option by Catalyst, the Optionee agrees to render faithful and efficient services to Catalyst, with such duties and responsibilities as Catalyst shall from time to time prescribe. Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of Catalyst, or as a director of Catalyst, or shall interfere with or restrict in any way the rights of Catalyst, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause.
ARTICLE III
PERIOD OF EXERCISABILITY
Section 3.1 Commencement of Exercisability
          The Option shall vest and become exercisable on the Grant Date.
Section 3.2 Duration of Exercisability
          The Option shall remain exercisable until it becomes unexercisable under Section 3.3.
Section 3.3 Expiration of Option
          The Option may not be exercised to any extent by anyone after the first to occur of the following events:
          (a) The expiration of ten (10) years from the date the Option was granted; or
          (b) The expiration of ninety (90) days from the date of the Optionee’s Termination of Employment, unless such Termination of Employment results from his death, his disability (within the meaning of Section 22(e)(3) of the Code) or his being discharged for Cause; or
          (c) The date specified in Section 3.3(a) above in the event that the Optionee’s Termination of Employment results from his death; or
          (d) The expiration of one (1) year from the date of the Optionee’s Termination of Employment in the event such Termination of Employment results from his disability (within the meaning of Section 22(e)(3) of the Code); or
          (e) The date of Optionee’s Termination of Employment, as applicable, in the event that the Termination of Employment results from his being discharged for Cause.

4

Section 3.4 Acceleration of Exercisability
          In the event of the Optionee’s Termination of Employment due to the Optionee’s death, notwithstanding any vesting schedule provided for hereunder, this Option shall become immediately vested and, to the extent applicable, exercisable for such period of time specified in Section 3.3(a).
ARTICLE IV
EXERCISE OF OPTION
Section 4.1 Persons Eligible to Exercise
          During the lifetime of the Optionee, only the Optionee, or any person to whom the Option may be transferred pursuant to Section 6.2 below, may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.
Section 4.2 Partial Exercise
          Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one hundred (100) shares of Common Stock (or the minimum installment set forth in Section 3.1, if a smaller number of shares of Common Stock) and shall be for whole shares only.
Section 4.3 Manner of Exercise
          The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Stock Option Administrator or an agent of the Stock Option Administrator, as designated by the Committee from time to time, of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:
          (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion; and
     (b)      (i) payment in cash or in cash equivalents equal to the product of the per share exercise price times the number of shares of Common Stock with respect to which the option or portion is being exercised (the “Aggregate Exercise Price”);
          (ii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, through the tender to Catalyst of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to

5

which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise;
          (iii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, by delivering a written direction to Catalyst that the Option be exercised pursuant to a “cashless” exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to Catalyst by a broker upon receipt of stock certificates from Catalyst) or a “cashless” exercise/loan procedure (pursuant to which the participants would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to Catalyst whereby the stock certificate or certificates for the             shares of Common Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to Catalyst cash (or cash equivalents acceptable to Catalyst) equal to the purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that Catalyst may, in its judgment, be required to withhold with respect to the exercise of the Option;
          (iv) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, by the delivery of a promissory note of the participant to Catalyst on such terms as the Committee shall specify in its sole and absolute discretion; or
          (v) by a combination of the methods described in clauses (i), (ii), (iii) and (iv).
          (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of Common Stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify Catalyst against and hold it free and harmless from any loss, damage, expense or liability resulting to Catalyst if any sale or distribution of the shares of Common Stock by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares of Common Stock acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares of Common Stock to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

6

          (d) Full payment to Catalyst (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and
          (e) In the event the Option or any portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.
Section 4.4 Conditions to Issuance of Stock Certificates
          The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by Catalyst. Such shares of Common Stock shall be fully paid and nonassessable. Catalyst shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:
          (a) The admission of such shares of Common Stock to listing on all stock exchanges on which such class of stock is then listed; and
          (b) The completion of any registration or other qualification of such shares of Common Stock under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and
          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and
          (d) The receipt by Catalyst of full payment for such shares of Common Stock, including payment of all amounts which, under federal, state or local tax law, Catalyst (or other employer corporation) is required to withhold upon exercise of the Option; and
          (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.
Section 4.5 Rights as Shareholder
          The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of Catalyst in respect of any shares of Common Stock purchasable upon the exercise of any part of the Option unless and until certificates representing such shares of Common Stock shall have been issued by Catalyst to such holder.
ARTICLE V
EFFECT OF CHANGES IN CAPITALIZATION

7

Section 5.1 Recapitalization
          If the outstanding shares of Common Stock of Catalyst are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Catalyst by reason of any recapitalization, reclassification, reorganization (other than as described in Section 5.2 below), stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of Catalyst, or other increase or decrease in such shares effected without receipt of consideration by Catalyst, an appropriate and proportionate adjustment shall be made by the Committee in the number and kind of shares of Common Stock issuable upon exercise of this Option, and in the purchase price per share of this Option.
Section 5.2 Reorganization or Change in Control
          In the event of a Reorganization (as defined below) of Catalyst or a Change in Control (as defined below) of Catalyst, the Committee may in its sole and absolute discretion, provide that this Option terminates, provided however, that Optionee shall have the right, immediately prior to the occurrence of such Reorganization or Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested portion of this Option in whole or in part. In the event that the Committee does not terminate this Option upon a Reorganization of Catalyst then this Option shall upon exercise thereafter entitle the Optionee to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such Reorganization. For purposes of this Agreement a “Reorganization” of an entity shall be deemed to occur if such entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin-off, split-off, split-up or similar transaction; provided, however, that the transaction shall not be a Reorganization if Catalyst, any parent or any subsidiary is the surviving entity. For purposes of this Agreement, a “Change in Control” shall be deemed to occur if any person or group of persons shall acquire direct or indirect beneficial ownership (whether as a result of stock ownership, revocable or irrevocable proxies or otherwise) of securities of an entity, pursuant to one or more transactions, such that after consummation and as a result of such transaction, such person has direct or indirect beneficial ownership of 50% or more of the total combined voting power of the Common Stock. For purposes of this Agreement, a “person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than a parent or subsidiary, and “beneficial ownership” shall be determined in accordance with Rule 13d-3 under the Exchange Act.

8

Section 5.3 Dissolution or Liquidation
          Upon the dissolution or liquidation of Catalyst, this Option shall terminate. In the event of any termination of this Option under this Section 5.3, Optionee shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise this Option in whole or in part, whether or not this Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Article III above.
Section 5.4 Adjustments
          Adjustments under this Article V related to stock or securities of Catalyst shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.
Section 5.5 No Limitations
          The grant of this Option hereunder shall not affect or limit in any way the right or power of Catalyst to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.
ARTICLE VI
OTHER PROVISIONS
Section 6.1 Administration
          All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, Catalyst and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.
Section 6.2 Option Not Transferable
          This Option shall not be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution; provided, however, that this Option may be transferred or assigned to (i) family members or entities (including trusts) established for the benefit of the Optionee or the Optionee’s family members or (ii) any other person, as permitted

9

by applicable securities law. Any Option assigned or transferred pursuant to this Section 6.2 shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer; provided, however, that any Option transferred for value may not be exercised under any Registration Statement on Form S-8 and upon exercise of such transferred Option the holder will only be entitled to receive shares of restricted stock that have not been registered under the Securities Act of 1933.
Section 6.3 Shares to Be Reserved
          Catalyst shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.
Section 6.4 Notices
          Any notice to be given under the terms of this Agreement to Catalyst shall be addressed to Catalyst in care of the officer designated as the Stock Option Administrator from time to time, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 6.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed Catalyst of his status and address by written notice under this Section 6.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service; provided, however, that any notice to be given by the Optionee relating to the exercise of the Option or any portion thereof shall be deemed duly given upon receipt by the Stock Option Administrator or his office.
Section 6.5 Titles
          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
Section 6.6 Construction
          This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Florida without regard to conflicts of laws thereof.
Section 6.7 Conformity to Securities Laws
          The Optionee acknowledges that this Agreement is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, the applicable exemptive conditions of Rule 16b-3. Notwithstanding anything herein to the contrary, the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted

10

by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
Section 6.8 Amendments
          This Agreement may be amended without the consent of the Optionee provided that such amendment would not impair any rights of the Optionee under this Agreement. No amendment of this Agreement shall, without the consent of the Optionee, impair any rights of the Optionee under this Agreement.
          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

CATALYST PHARMACEUTICAL PARTNERS, INC.
By:	/s/ Patrick J. McEnany
	Name:	Patrick J. McEnany
	Title:	President and CEO

/s/ Patrick J. McEnany
Optionee

11